EXHIBIT 10.3

Statement of Trustee

Rod Husband
3316 West Third Avenue
Vancouver, BC, V6R 1L4

Eagle River Mining Corp.
141 - 757 West Hastings Street, Suite 328
Vancouver, BC, V6C 1A1

I, Rod Husband, hold in trust for Eagle River Mining Corp., a 100% undivided interest in two mineral claims, namely: SUN (Tenure Number 396864) and SET (Tenure Number 396865), located in the Nicola Mining Division.

I will deliver full title on demand to Eagle River Mining Corp. for as long as the claims are in good standing with the Province of British Columbia.

Dated the 8th day of October, 2002

/s/ "Rod Husband"

Rod Husband